SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 16, 2005

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                0-7246                                95-2636730

(State or Other Jurisdiction        (Commission                       (IRS Employer

of Incorporation)                        File Number)                     Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report

Item 8.01.  Other Events

The Company today reported preliminary and unaudited financial results for the first nine months of 2005 compared to the restated results for the same period in 2004.  The Company is providing these preliminary results in an effort to keep its shareholders informed about the performance of the Company while it works to complete its delayed filings with the Securities and Exchange Commission for its Quarterly Report on Form 10-Q for the second quarter ending June 30, 2005, and its Quarterly Report on Form 10-Q for the period ending Sept. 30, 2005.  The Company previously disclosed in news releases, dated August 15, 2005 and November 14, 2005 respectively, that its Form 10-Q for the second and third quarters would be delayed and the reasons for the delays.  In addition the Company is currently in the process of preparing a restated Form 10-Q for the first quarter of 2005. The Company has previously filed restated financial results for 2004 with the Securities and Exchange Commission on December 12, 2005 on Form 10-K/A.

EXHIBIT INDEX

                Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The news release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date  December 16, 2005

By  /s/ Darwin L. Stump

        Darwin L. Stump

        Chief Financial Officer